Exhibit 10.13

OMNIBUS REAFFIRMATION AND RATIFICATION,
AND AMENDMENT OF COLLATERAL DOCUMENTS
This OMNIBUS REAFFIRMATION AND RATIFICATION, AND AMENDMENT OF COLLATERAL DOCUMENTS (this “Ratification Agreement”) is made as of October 22, 2015, by and among ALTRA INDUSTRIAL MOTION CORP., a Delaware corporation (f/k/a Altra Holdings, Inc., a Delaware corporation, and successor by merger to Altra Power Transmission, Inc., a Delaware corporation (f/k/a Altra Industrial Motion, Inc., a Delaware corporation) (“APT”))) (the “Company”) and the undersigned Subsidiaries of the Company (together with the Company, each a “Grantor” and collectively the “Grantors”) in favor of JPMORGAN CHASE BANK, N.A., as administrative agent under the Second Amended and Restated Credit Agreement referred to below (the “Administrative Agent”), for the ratable benefit of the Secured Parties (as defined in such Second Amended and Restated Credit Agreement).
WHEREAS, the Company, as borrower, the Administrative Agent and certain other financial institutions are each party to that certain Credit Agreement, dated as of November 20, 2012, which was amended and restated by that certain Amended and Restated Credit Agreement dated as of December 6, 2013, and further amended by a First Amendment to Credit Agreement dated as of August 13, 2015 (as amended, modified and supplemented, the “Existing Credit Agreement”);
WHEREAS, the Grantors, APT and the Administrative Agent are each party to that certain Omnibus Reaffirmation and Ratification of Collateral Documents (the “Existing Ratification Agreement”), dated as of December 6, 2013;
WHEREAS, the Grantors and the Administrative Agent are each party to that certain Pledge and Security Agreement (the “Security Agreement”), dated as of November 20, 2012;
WHEREAS, certain of the Grantors and the Administrative Agent are each party to that certain Patent Security Agreement (the “Patent Security Agreement”), dated as of November 20, 2012;
WHEREAS, certain of the Grantors and the Administrative Agent are each party to that certain Trademark Security Agreement (the “Trademark Security Agreement” and together with the Existing Ratification Agreement, Security Agreement and the Patent Security Agreement, each an “Existing Collateral Document” and collectively the “Existing Collateral Documents”), dated as of November 20, 2012;
WHEREAS, concurrently herewith, the Company and Altra Industrial Motion Netherlands B.V., as borrowers, the Administrative Agent and certain other financial institutions are entering into a Second Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”) dated as of the date hereof, which will amend and restate the Existing Credit Agreement in its entirety but will not constitute a novation of the parties’ rights and obligations thereunder;
WHEREAS, the Existing Collateral Documents state that the Grantors are entering into such agreements to induce the Lenders to extend credit to the Borrowers under the Existing Credit

Agreement as the same may be amended, restated, supplemented or otherwise modified from time to time; and
WHEREAS, the Grantors and the Administrative Agent desire to effect the amendments to certain provisions in the Existing Collateral Documents set forth herein, and also ratify and reaffirm the Existing Collateral Documents as amended hereby;
NOW, THEREFORE, the parties hereto agree as follows:

1.Loan Document; Amendments to Certain References
1.1    Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Second Amended and Restated Credit Agreement. This Ratification Agreement shall constitute a “Loan Document” and a “Collateral Document” for all purposes of the Second Amended and Restated Credit Agreement and the other Loan Documents.
1.2    The parties acknowledge and confirm that each reference to the Existing Credit Agreement, however so defined, in any of the Existing Collateral Documents or the other Loan Documents includes the Second Amended and Restated Credit Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time. The parties further acknowledge and confirm that each reference to any Existing Collateral Document, however so defined, in any other Existing Collateral Document or other Loan Document includes such Existing Collateral Document as amended by this Ratification Agreement and as further amended, restated, supplemented or otherwise modified from time to time.
1.3    Notwithstanding the foregoing Section 1.2, each reference to “Swap Obligations” and “Banking Services Obligations” in the Security Agreement shall be deemed to be a reference to Secured Swap Obligations and Secured Banking Services Obligations, respectively.
1.4    Section 4.15 of the Security Agreement is hereby amended and restated in its entirety to read as follows:
“4.15    Updating of Exhibits to Security Agreement. The Company will provide the Administrative Agent, on an annual basis, concurrently with the delivery of the Compliance Certificate of a Financial Officer of the Company as required by Section 5.01(c) of the Credit Agreement with respect to the financial statements delivered for the second fiscal quarter of each fiscal year of the Company, updated versions of the Exhibits to this Security Agreement for any material changes to the Exhibits; provided that if there have been no material changes to any such Exhibits since the previous updating thereof required hereby, the Company shall indicate that there has been “no material change” to the applicable Exhibit(s).”

2.    Continuing Security Interest. Each of the Grantors hereby confirms that, pursuant to the Existing Collateral Documents to which such Grantor is a party, such Grantor pledged, assigned and granted to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the Collateral, the Patent Collateral and the Trademark Collateral (as defined in the applicable Existing Collateral Document) to secure the prompt and complete payment and performance of the Secured Obligations. Each of the Grantors hereby expressly ratifies and reaffirms such pledge, assignment, and grant of such security interest to secure the prompt and complete payment and performance of the Secured Obligations.
3.    Representations and Warranties; No Default. Each of the Grantors represents and warrants that (a) it has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Existing Collateral Documents to which it is a party, (b) the representations and warranties of such Grantor contained in each Existing Collateral Document to which it is a party are true and correct in all material respects (or, with respect to representations and warranties already qualified by concepts of materiality, in all respects) on and as of the date hereof (or, to the extent any such representation or warranty is expressly stated to have been made as of a specific earlier date, on and as of such earlier date) both before and after giving effect to the transactions contemplated on the date hereof , (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default under any Loan Document to which it is a party, and (d) the execution and delivery by such Grantor of this Ratification Agreement have been duly authorized by proper corporate, limited liability company, limited partnership or partnership, as applicable, proceedings, and this Ratification Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.    Ratification, Etc. Except as expressly amended by this Ratification Agreement, the Existing Collateral Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Existing Collateral Documents (as amended hereby) and the perfected first priority security interests of the Administrative Agent, for the ratable benefit of the Secured Parties, thereunder shall continue in full force and effect, and the collateral security provided for in each of the Existing Collateral Documents and such other documents, instruments and agreements shall not be impaired by this Ratification Agreement.
5.    GOVERNING LAW. THIS RATIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.    Counterparts. This Ratification Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Ratification Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Ratification Agreement.
7.    Miscellaneous. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations or Secured Obligations, any other obligation of any Grantor or any rights of the Administrative Agent or any of the Secured Parties consequent thereon. Section headings in this Ratification Agreement are included herein for convenience of reference only and shall not constitute part of this Ratification Agreement for any other purpose.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Omnibus Reaffirmation and Ratification of Collateral Documents as of the date first above written.
GRANTORS:

ALTRA INDUSTRIAL MOTION CORP.

/s/ Todd Patriacca
By:
Name:    Todd Patriacca

Title:	Vice President Finance, Corporate Controller and Treasurer

WARNER ELECTRIC INTERNATIONAL
HOLDING, INC
BOSTON GEAR LLC
BAUER GEAR MOTOR LLC
WARNER ELECTRIC TECHNOLOGY LLC
INERTIA DYNAMICS, LLC
WARNER ELECTRIC LLC
AMERIDRIVES INTERNATIONAL, LLC
KILIAN MANUFACTURING CORPORATION
FORMSPRAG LLC
NUTTALL GEAR L L C
TB WOOD’S CORPORATION
TB WOOD’S INCORPORATED

/s/ Todd Patriacca
By:
Name:    Todd Patriacca

Title:	Treasurer

[SIGNATURE PAGE TO RATIFICATION AGREEMENT (JPM/ALTRA 2015)]
gsdocs.8565552

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

/s/ Peter M. Killea
By:
Name:    Peter M. Killea
Title:    Sr. Vice President

[SIGNATURE PAGE TO RATIFICATION AGREEMENT (JPM/ALTRA 2015)]
gsdocs.8565552